Exhibit 10(a)

Contract No. 113416

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
TRANSPORTATION RATE SCHEDULE DSS
AMENDMENT NO. 2 DATED February 22, 2002
TO AGREEMENT DATED January 15, 1998 (Agreement)

  [ ] Exhibit A dated February 22,2002. Changes Primary Receipt Point(s)/Secondary Receipt Point(s) and Point MDQ's. This Exhibit A replaces any previously dated Exhibit A.

  [ ] Exhibit B dated February 22, 2002. Changes Primary Delivery Point(s)/Secondary Delivery Point(s)and Point MDQ's. This Exhibit B replaces any previously dated Exhibit B.

  [ ] Exhibits A and B dated February 22, 2002. Changes Primary Receipt and Delivery Points/Secondary Receipt and Delivery Points. These Exhibits A and B replace any previously dated Exhibits A and B.

  [ ] Exhibit C dated February 22, 2002. Changes the Agreement's Path. This Exhibit C replaces any previously dated Exhibit C.

  [ ] Revise Agreement MDQ: [ ] Increase [ ] Decrease
  In Section 2. of Agreement substitute MMBTU for MMBTU.

  [ ] Revise Agreement MSV: [ ] Increase [ ] Decrease
  In Section 2. of Agreement substitute MMBtu for MMBtu.

  [ ] Revise Service Options

  Service option selected (check any or all):

  [ ] LN      [ ] SW      [ ] NB

  [X] The term of this Agreement is extended through April 30, 2004.

  [ ] Other: ___________________________________

This Amendment No. 2 becomes effective May 1, 2003.

Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

Agreed to by:

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA	THE PEOPLES GAS LIGHT AND COKE COMPANY
"Natural"	"Shipper"
By: /s/ David J. Devine	By: /s/ William E. Morrow
Name: David J. Devine	Name: William E. Morrow
Title: Vice President, Financial Planning	Title: Executive Vice President